UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2014

Energy XXI (Bermuda) Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM 1179, Hamilton HM EX, Bermuda

Registrant’s telephone number, including area code: (441) 295-2244

Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Information

Energy XXI Gulf Coast, Inc (the “Issuer”), a wholly-owned subsidiary of Energy XXI (Bermuda) Limited (the “Company”), issued $750,000,000 of its 9.25% Senior Notes due 2017 on December 17, 2010, $250,000,000 of its 7.75% Senior Notes due 2019 on February 25, 2011,  $500,000,000 of its 7.5% Senior Notes due 2021 on September 26, 2013, and $650,000,000 of its 6.875% Senior Notes due 2024 on May 27, 2014 (collectively, the “Notes”), all in private placement transactions. Pursuant to the terms of the indentures governing the Notes, the Company is required to file the Issuer’s unaudited quarterly and audited annual financial statements with the Securities and Exchange Commission. Pursuant to this requirement, attached to this Current Report on Form 8-K as Exhibit 99.1 is the Issuer’s audited financial statements as of and for the years ended June 30, 2014 and 2013, which financial statements are incorporated by reference herein

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	ITEM

99.1	Energy XXI Gulf Coast, Inc., Consolidated Financial Statements, Years Ended June 30, 2014 and 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited

Dated: September 3, 2014	By	/s/ David West Griffin

Name: David West Griffin
Title: Chief Financial Officer

ExhibitIndex

EXHIBIT NO.	ITEM

99.1	Energy XXI Gulf Coast, Inc., Consolidated Financial Statements, Years Ended June 30, 2014 and 2013